POWER OF ATTORNEY

      Know all by these presents that the undersigned
 hereby constitutes and appoints each of Kristy N. Waterman,
Kay F. Stockler, and Rita Townsend the undersigned's
true and lawful attorney-in-fact to:

1. execute for and on behalf of the undersigned,
in the undersigned's capacity as an executive officer
and/or director of Dean Foods Company (previously known
as Suiza Foods Corporation) (the "Company"), Forms 3, 4
and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

2. do and perform any and all acts for and on
behalf of the undersigned which may be necessary or
desirable to complete and execute any such Forms 3, 4
or 5 and file such form with the United States Securities
and Exchange Commission and any stock exchange
or similar authority; and

3. take any other action of any type whatsoever
in connection with the foregoing which, in the opinion
of such attorney-in-fact, may be of benefit to, in the
best interest of, or legally required by, the undersigned,
it being understood that the documents executed by
such attorney-in-fact on behalf of the undersigned
pursuant to this Power of Attorney shall be in such form
and shall contain such terms and conditions as such
attorney-in-fact may approve in such attorney-in-fact's
discretion.

      The undersigned hereby grants to each such
attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite,
necessary, or proper to be done in the exercise of
any of the rights and powers herein granted, as fully
to all intents and purposes as the undersigned might
or could do if personally present, with full power of
substitution or revocation, hereby ratifying and
confirming all that such attorney-in-fact, or such
attorney-in-fact's substitute or substitutes, shall
lawfully do or cause to be done, or shall lawfully
have already done or caused to be done, by virtue
of this power of attorney and the rights and powers
herein granted.  The undersigned acknowledges that
each of the foregoing attorneys-in-fact, in serving
in such capacity at the request of the undersigned,
is not assuming, nor is the Company assuming, any of
the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934,
as amended.

      This Power of Attorney shall remain in
full force and effect until the undersigned is no
longer required to file Forms 3, 4 and 5 with respect
to the undersigned's holdings of and transactions in
securities issued by the Company, unless earlier
revoked by the undersigned in a signed writing
delivered to the foregoing attorney-in-fact.

      IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be executed
as of this 14th day of March, 2016.

/s/ Brad Cashaw
(Signature)

Brad Cashaw
Typed Name